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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                                 March 13, 2003
                        (Date of earliest event reported)


                             MARTIN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


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


                   0-26228                                       63-0133054
--------------------------------------------      ------------------------------------------
            (Commission File No.)                     (IRS Employer Identification No.)


          301 East Tennessee Street
             Florence, Alabama                                      35630
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  (Address of principal executive offices)                        (Zip Code)
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                                 (256) 740-5100
        -----------------------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

On December 27, 2002, Martin Industries, Inc. (the "Company") filed a voluntary petition for relief in the United States Bankruptcy Court for the Northern District of Alabama in Decatur, Alabama (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code styled In re Martin Industries, Inc., Case No. 02-85553.

Pursuant to Bankruptcy Rule 2015, the Company files monthly operating reports with the Bankruptcy Court. Pursuant to the Commission's Staff Legal Bulletin No. 2 (April 15, 1997), the Company submitted a request to the Division of Corporation Finance to modify its periodic reporting practices under the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and to file the monthly operating reports with the Commission on Form 8-K within 15 calendar days after each such report is due to the Bankruptcy Court in lieu of the periodic reports on Form 10-Q and Form 10-K. This request is pending. The Company's monthly operating report for the month ended February 28, 2003 is filed as an exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  EXHIBITS.

         Exhibit 99.1 Monthly Operating Report for the month ended February 28, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      MARTIN INDUSTRIES, INC.
                                           (Registrant)



Date:  March 27, 2003         By    /s/ William Neitzke
                                 -----------------------------------
                                        William Neitzke
                                       Its President and
                                    Chief Financial Officer